                               POWER OF ATTORNEY

       I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John
D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-42378

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 25, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ John D. DesPrez III           Director                       March 25, 2006
--------------------------------
John D. DesPrez III

                               POWER OF ATTORNEY

       I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-42378

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 25, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ James R. Boyle                Director                       March 25, 2006
--------------------------------
James R. Boyle

                               POWER OF ATTORNEY

       I, Jonathan Chiel, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-42378

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 25, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ Jonathan Chiel                Director                       March 25, 2006
--------------------------------
Jonathan Chiel

                               POWER OF ATTORNEY

       I, Robert Cook, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-42378

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 24, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ Robert Cook                   Director                       March 24, 2006
--------------------------------
Robert Cook

                               POWER OF ATTORNEY

       I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-42378

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 27, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ Marc Costantini               Director                       March 27, 2006
--------------------------------
Marc Costantini

                               POWER OF ATTORNEY

       I, Warren Thomson, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-42378

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective
March 25, 2006 and remains in effect until revoked or revised.

Signature                         Title                               Date
---------                         -----------------------------  --------------

/s/ Warren Thomson                Director                       March 25, 2006
--------------------------------
Warren Thomson